UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of principal executive offices)

(Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive. Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code:	513-587-3400

Date of fiscal year end:	11/30

Date of reporting period:	11/30/25

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Auer Growth Fund

(AUERX)

Annual Shareholder Report - November 30, 2025

Fund Overview

This annual shareholder report contains important information about Auer Growth Fund (the "Fund") for the period of December 1, 2024 to November 30, 2025.  You can find additional information about the Fund at https://sbauerfunds.com/sbauer-documents/. You can also request this information by contacting us at (888) 711-2837.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Auer Growth Fund	$224	2.03%

How did the Fund perform during the reporting period?

For the fiscal year ended November 30, 2025, the Fund generated a total return of 20.73%, outperforming the S&P 500 Index, which returned 15.00% for the same period.

Performance reflected the combined effects of security selection, sector allocation, and market conditions. Results were driven primarily by exposure to cyclical sectors, most notably energy, financials, and materials, which together represented a meaningful portion of the Fund’s net assets and were the most significant contributors during the year.

Within energy, exploration and production companies benefited from firmer commodity prices and improved operating fundamentals. In financials, regional banks and specialty financial companies experienced stabilization following prior-year volatility, supported by improving credit trends and operating performance. The materials sector also contributed positively, as gold and copper producers benefited from higher metals prices that supported earnings expectations and equity valuations.

The Fund maintained relatively limited exposure to communication services and other non-core areas. Certain holdings in these segments experienced stock-specific weakness, which modestly detracted from results; however, due to smaller portfolio weightings, the overall impact on performance was limited.

Portfolio activity reflected the advisor’s active, valuation-driven investment approach. Portfolio turnover was 109%, consistent with adjusting positions in response to changing valuations, fundamentals, and risk-reward considerations. While the Fund does not target investments based on market capitalization, elevated valuations among many larger-capitalization companies resulted in a greater number of opportunities within the small- and mid-capitalization universe, contributing to increased exposure to those segments during the year.

Overall, performance was driven by strong contributions from select energy, financial, and materials holdings, partially offset by weaker results in certain smaller positions, consistent with the Fund’s long-term investment objective.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Auer Growth Fund
S&P 500® Index
$40,000
$30,000
$20,000
$10,000
$0
$39,175
$34,152
Nov-2015
Nov-2016
Nov-2017
Nov-2018
Nov-2019
Nov-2020
Nov-2021
Nov-2022
Nov-2023
Nov-2024
Nov-2025

	Auer Growth Fund	S&P 500® Index
Nov-2015	$10,000	$10,000
Nov-2016	$9,870	$10,806
Nov-2017	$12,828	$13,277
Nov-2018	$11,328	$14,111
Nov-2019	$11,717	$16,384
Nov-2020	$11,688	$19,244
Nov-2021	$16,306	$24,617
Nov-2022	$21,053	$22,350
Nov-2023	$22,390	$25,443
Nov-2024	$28,289	$34,066
Nov-2025	$34,152	$39,175

Average Annual Total Returns

	1 Year	5 Years	10 Years
Auer Growth Fund	20.73%	23.92%	13.07%
S&P 500® Index	15.00%	15.28%	14.63%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Call (888) 711-2837 or visit https://sbauerfunds.com/auerx-performance/ for updated performance information.

What did the Fund invest in?

Sector Weighting (% of net assets)

Financials 24.0%
Energy 21.4%
Materials 21.2%
Health Care 11.2%
Money Market Funds 10.1%
Industrials 5.1%
Technology 2.5%
Communications 2.5%
Utilities 0.8%
Consumer Staples 0.7%
Real Estate 0.5%

Value	Value
Real Estate	0.5%
Consumer Staples	0.7%
Utilities	0.8%
Communications	2.5%
Technology	2.5%
Industrials	5.1%
Money Market Funds	10.1%
Health Care	11.2%
Materials	21.2%
Energy	21.4%
Financials	24.0%

Fund Statistics

  Net Assets$58,722,632
  Number of Portfolio Holdings86
  Advisory Fee $774,452
  Portfolio Turnover109%

Material Fund Changes

No material changes occurred during the year ended November 30, 2025.

Auer Growth Fund

Annual Shareholder Report - November 30, 2025

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://sbauerfunds.com/sbauer-documents/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 113025-AUERX

(b)	Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(a)(2)	Freddie Jacobs, Jr. is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Auer Growth Fund:	FY 2025	$15,800
	FY 2024	$15,800

(b)	Audit-Related Fees

Auer Growth Fund:	FY 2025	$0
	FY 2024	$0

(c)	Tax Fees

Auer Growth Fund:	FY 2025	$3,300
	FY 2024	$3,300

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

Auer Growth Fund:	FY 2025	$0
	FY 2024	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2025	$0	$0
FY 2024	$0	$0

(h)	Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable

(j)	Not applicable

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Auer Growth Fund

Annual Financial Statements

and Additional Information

November 30, 2025

Fund Adviser:

SBAuer Funds, LLC

580 E Carmel Drive, Suite 350

Carmel, IN 46032

Toll Free (888) 711-AUER (2837)

www.sbauerfunds.com

Auer Growth Fund

Schedule of Investments

November 30, 2025

COMMON STOCKS — 89.86%	Shares	Fair Value

Communications — 2.51%
EverQuote, Inc.(a)	11,000	$290,290
Intelligent Protection Management Corp.(a)	125,000	228,750
Motorsport Games, Inc.(a)	175,000	488,250
Opera Ltd. - ADR(a)	34,000	463,080
		1,470,370
Consumer Staples — 0.70%
Coffee Holding Company, Inc.(a)	110,000	409,200

Energy — 21.45%
Antero Resources Corp.(a)	24,000	874,320
BKV Corp.(a)	49,000	1,352,890
Coterra Energy, Inc.	21,000	563,640
Crescent Energy Co., Class A	112,000	1,056,160
Dorian LPT Ltd.(a)	10,000	247,800
Epsilon Energy Ltd.	100,000	481,000
EQT Corp.	9,000	547,740
Expand Energy Corp.	5,000	609,650
Gulport Energy Corp.(a)	6,200	1,379,438
North American Construction Group Ltd.	65,000	932,750
ONEOK, Inc.	8,500	618,970
Prairie Operating Co.(a)	570,000	1,065,900
Range Resources Corp.	13,500	533,115
Ring Energy, Inc.(a)	550,000	501,820
SandRidge Energy, Inc.	90,000	1,272,600
Vista Energy SAB de CV - ADR(a)	11,500	565,340
		12,603,133
Financials — 24.02%
AmeriServ Financial, Inc.(a)	40,000	124,400
Ames National Corp.	13,000	283,660
Ategrity Specialty Holdings, LLC(a)	26,000	494,780
Banc of California, Inc.	37,000	682,280
Bankwell Financial Group, Inc.	6,500	298,350
Capitol Federal Financial, Inc.	51,000	337,110
CF Bankshares, Inc.	10,000	239,100
Citigroup, Inc.	7,700	797,720
Dime Community Bancshares, Inc.	16,000	453,600
Dynex Capital, Inc.	41,000	574,410
Eagle Bancorp Montana, Inc.	20,000	332,000
First Internet Bancorp	36,000	685,800
First Western Financial, Inc.(a)	10,000	243,500
Flushing Financial Corp.	21,000	344,610
Hamilton Insurance Group Ltd.(a)	60,000	1,636,800
Investar Holding Corp.	15,000	372,000
Kearney Financial Corp.	42,000	288,540
Lincoln National Corp.	30,000	1,234,200

See accompanying notes which are an integral part of these financial statements.

Auer Growth Fund

Schedule of Investments (continued)

November 30, 2025

COMMON STOCKS — 89.86% - (continued)	Shares	Fair Value

Financials — 24.02% - (continued)
Meridian Bank(a)	15,000	$239,700
NB Bancorp, Inc.(a)	16,000	313,440
Northfield Bancorp, Inc.	24,000	258,000
Orchid Island Capital, Inc.	40,000	289,200
Parke Bancorp, Inc.(a)	11,000	251,790
PCB Bancorp	11,000	238,920
Peapack-Gladstone Financial Corp.	21,000	567,000
Redwood Trust, Inc.	47,000	258,970
SiriusPoint Ltd.(a)	15,000	312,000
Sunrise Realty Trust, Inc.	22,000	221,100
Texas Capital Bancshares, Inc.(a)	6,000	541,020
Third Coast Bancshares, Inc.(a)	9,000	342,990
VersaBank	47,000	568,700
Waterstone Financial, Inc.	18,000	281,880
		14,107,570
Health Care — 11.18%
Catalyst Pharmaceuticals, Inc.(a)	60,000	1,404,600
CorMedix, Inc.(a)	117,000	1,147,770
Harmony Biosciences Holdings, Inc.(a)	33,000	1,164,570
Incyte Corp.(a)	7,000	731,220
Kewaunee Scientific Corp.	10,500	403,725
MiMedx Group, Inc.(a)	77,000	529,760
Pro-Dex, Inc.(a)	16,000	583,040
Rigel Pharmaceuticals, Inc.(a)	8,000	403,920
SIGA Technologies, Inc.(a)	32,000	193,920
		6,562,525
Industrials — 5.10%
Euroseas Ltd.(a)	6,000	361,740
Insteel Industries, Inc.	31,000	947,980
Perma-Pipe International Holdings, Inc.(a)	12,000	308,400
Seanergy Maritime Holdings Corp.(a)	130,000	1,374,100
		2,992,220
Materials — 21.14%
B2Gold Corp.	375,000	1,732,500
Caledonia Mining Corp. PLC	10,000	308,100
Centerra Gold, Inc.	47,000	624,160
Equinox Gold Corp.(a)	60,000	832,800
ERO Copper Corp.(a)	67,000	1,699,790
Galiano Gold, Inc.(a)	450,000	1,093,500
Harmony Gold Mining Co. Ltd. - ADR(a)	20,000	393,200
IAMGOLD Corp.(a)	45,000	699,300
Integra Resources Corp.(a)	135,000	472,500
Kinross Gold Corp.	12,000	337,320
Mosaic Co. (The)	48,000	1,175,520

See accompanying notes which are an integral part of these financial statements.

Auer Growth Fund

Schedule of Investments (continued)

November 30, 2025

COMMON STOCKS — 89.86% - (continued)	Shares	Fair Value

Materials — 21.14% - (continued)
New Gold, Inc.(a)	225,000	$1,878,750
Smith-Midland Corp.(a)	7,000	243,740
SSR Mining, Inc.	28,000	651,840
Tredegar Corp.(a)	35,000	273,000
		12,416,020
Real Estate — 0.47%
Millrose Properties, Inc.	9,000	274,140

Technology — 2.52%
BOS Better Online Solutions Ltd.(a)	50,000	233,000
Pagaya Technologies Ltd.(a)	50,000	1,247,500
		1,480,500
Utilities — 0.77%
National Fuel Gas Co.	5,500	453,475
Total Common Stocks (Cost $46,644,837)		52,769,153

MONEY MARKET FUNDS — 10.14%
Fidelity Investments Money Market Government Portfolio, Class I, 3.86%(b)	5,954,350	5,954,350
Total Money Market Funds (Cost $5,954,350)		5,954,350

Total Investments — 100.00% (Cost $52,599,187)		58,723,503
Liabilities in Excess of Other Assets — 0.00%		(871)
NET ASSETS — 100.00%		$58,722,632

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of November 30, 2025.

ADR - American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

Auer Growth Fund

Statement of Assets and Liabilities

November 30, 2025

Assets
Investments in securities at fair value (cost $52,599,187)	$58,723,503
Receivable for fund shares sold	284
Dividends and interest receivable	97,822
Prepaid expenses	11,457
Total Assets	58,833,066

Liabilities
Payable to Adviser	69,515
Payable to affiliates	12,234
Payable to trustees	5,413
Other accrued expenses	23,272
Total Liabilities	110,434
Net Assets	$58,722,632

Net Assets consist of:
Paid-in capital	$47,039,926
Accumulated earnings	11,682,706
Net Assets	$58,722,632

Shares outstanding (unlimited number of shares authorized, no par value)	3,402,798
Net asset value, offering and redemption price per share(a)	$17.26

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 7 days of purchase.

See accompanying notes which are an integral part of these financial statements.

Auer Growth Fund

Statement of Operations

For the Year Ended November 30, 2025

Investment Income
Dividend income (net of foreign taxes withheld of $15,879)	$819,269
Interest income	252,999
Total investment income	1,072,268

Expenses
Adviser	774,452
Administration	60,237
Fund accounting	42,793
Legal	23,834
Transfer agent	22,466
Trustee	21,744
Audit and tax preparation	18,414
Registration	18,267
Compliance services	12,799
Report printing	8,774
Custodian	7,559
Insurance	3,771
Pricing	2,157
Miscellaneous	32,900
Total expenses	1,050,167
Net investment income	22,101

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	5,558,299
Net realized loss on foreign currency translations	(173)
Net change in unrealized appreciation of investment securities	2,341,664
Net change in unrealized appreciation of foreign currency translations	27
Net realized and change in unrealized gain on investments	7,899,817
Net increase in net assets resulting from operations	$7,921,918

See accompanying notes which are an integral part of these financial statements.

Auer Growth Fund

Statements of Changes in Net Assets

	For the Year Ended November 30, 2025	For the Year Ended November 30, 2024
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$22,101	$136,741
Net realized gain on investment securities and foreign currency translations	5,558,126	12,621,913
Net change in unrealized appreciation of investment securities	2,341,691	489,919
Net increase in net assets resulting from operations	7,921,918	13,248,573

Distributions From:
Earnings	(12,076,850)	(2,037,992)

Capital Transactions
Proceeds from shares sold	7,356,064	15,805,141
Proceeds from redemption fees(a)	524	49
Reinvestment of distributions	11,996,774	1,992,774
Amount paid for shares redeemed	(21,976,458)	(7,837,927)
Net increase (decrease) in net assets resulting from capital transactions	(2,623,096)	9,960,037
Total Increase (Decrease) in Net Assets	(6,778,028)	21,170,618

Net Assets
Beginning of year	65,500,660	44,330,042
End of year	$58,722,632	$65,500,660

Share Transactions
Shares sold	505,007	1,027,828
Shares issued in reinvestment of distributions	866,819	141,031
Shares redeemed	(1,673,893)	(488,644)
Net increase (decrease) in shares outstanding	(302,067)	680,215

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within 7 days of purchase.

See accompanying notes which are an integral part of these financial statements.

Auer Growth Fund

Financial Highlights

(For a share outstanding during each year)

	For the Years Ended November 30,
	2025	2024	2023	2022		2021
Selected Per Share Data:
Net asset value, beginning of year	$17.68	$14.66	$14.59	$11.30		$8.10
Income from investment operations:
Net investment income (loss)	0.01	0.04	0.10	(0.01	)(a)	(0.08)
Net realized and unrealized gain	2.84	3.65	0.73	3.30		3.28
Total from investment operations	2.85	3.69	0.83	3.29		3.20
Net investment income	(0.04)	(0.11)	—	—		—
Net realized gains	(3.23)	(0.56)	(0.76)	—		—
Total distributions	(3.27)	(0.67)	(0.76)	—		—
Paid-in capital from redemption fees	— (b)	— (b)	— (b)	—	(b)	—
Net asset value, end of year	$17.26	$17.68	$14.66	$14.59		$11.30

Total Return(c)	20.73%	26.34%	6.35%	29.12%		39.51%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$58,723	$65,501	$44,330	$40,980		$23,838
Ratio of expenses to average net assets	2.03%	1.96%	2.06%	2.20%		2.37%
Ratio of net investment income (loss) to average net assets	0.04%	0.23%	0.72%	(0.05)%		(0.76)%
Portfolio turnover rate	109%	146%	134%	149%		150%

(a)	Calculation based on the average number of shares outstanding during the period.
(b)	Rounds to less than $0.005 per share.
(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

Notes to the Financial Statements

NOTE 1. ORGANIZATION

The Auer Growth Fund (the “Fund”) was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified series of Unified Series Trust (the “Trust”) on September 10, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The investment objective of the Fund is long-term capital appreciation. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is SBAuer Funds, LLC (the “Adviser”).

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Principal Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”, including Accounting Standards Update 2013-08. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

Notes to the Financial Statements (continued)

As of and during the fiscal year ended November 30, 2025, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the fiscal year ended November 30, 2025, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations on the Statement of Operations represents currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to

Notes to the Financial Statements (continued)

shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended November 30, 2025, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-In Capital	Accumulated Deficit
$36,355	$(36,355)

Redemption Fees – The Fund charges a 1.00% redemption fee for shares redeemed within 7 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Notes to the Financial Statements (continued)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser, as Valuation Designee, under the oversight of the Board’s Pricing & Liquidity Committee. The Valuation Designee has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available in conformity with guidelines adopted by the Board. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Designee pursuant to its policies and procedures. Any fair value provided by the Valuation Designee is subject to the ultimate review of the pricing methodology by the Pricing & Liquidity Committee of the Board on a quarterly basis. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, sub-advisers, accountants, or counsel; it may also consult the Trust’s Fair Value Committee. The Valuation Designee, however, remains

Notes to the Financial Statements (continued)

responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2025:

	Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$52,769,153	$—	$—	$52,769,153
Money Market Funds	5,954,350	—	—	5,954,350
Total	$58,723,503	$—	$—	$58,723,503

*	(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments during or at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement, manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a management fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average daily net assets. For the fiscal year ended November 30, 2025, the Adviser earned a management fee of $774,452 from the Fund. At November 30, 2025, the Fund owed the Adviser $69,515 for management services.

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chair of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” as defined in the 1940 Act. The Independent Trustees review and establish compensation at least annually. Each Trustee of the Trust receives annual compensation, which

Notes to the Financial Statements (continued)

is an established amount paid quarterly per fund in the Trust at the time of the regular quarterly Board meetings. The Chair of the Board receives the highest compensation, commensurate with his additional duties and each Chair of a committee receives additional compensation as well. Trustees also receive additional fees for attending any special meetings. In addition, the Trust reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

The Trust, with respect to the Fund, has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund can pay the Distributor, the Adviser and/or other financial institutions or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Fund has not implemented the Plan, although the Fund may do so at any time upon 60 days’ notice to shareholders.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended November 30, 2025, purchases and sales of investment securities, other than short-term investments, were $50,597,040 and $61,092,274, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended November 30, 2025.

NOTE 6. BENEFICIAL OWNERSHIP

As of November 30, 2025, the following entity owned beneficially 25% or greater of the Fund’s outstanding shares. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the origination broker rather than designated separately).

Percentage
Charles Schwab & Co.	62%

NOTE 7. FEDERAL TAX INFORMATION

At November 30, 2025, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes were as follows:

Gross unrealized appreciation	$8,567,386
Gross unrealized depreciation	(2,484,840)
Net unrealized appreciation/(depreciation) on investments	$6,082,546
Tax cost of investments	$52,640,957

Notes to the Financial Statements (continued)

The tax character of distributions paid for the fiscal years ended November 30, 2025 and November 30, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$7,915,902	$1,527,358
Long-term capital gains	4,160,947	510,634
Total distributions paid	$12,076,849	$2,037,992

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At November 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,951,624
Undistributed long-term capital gains	2,648,504
Unrealized appreciation on investments	6,082,578
Total accumulated earnings	$11,682,706

As of November 30, 2025, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the passive foreign investment company basis adjustments of underlying securities, C-Corp basis adjustments, and REIT basis adjustments.

Capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For the fiscal year ended November 30, 2025, the Fund did not defer any post-October capital losses or late year ordinary losses.

NOTE 8. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this

Notes to the Financial Statements (continued)

evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

On December 12, 2025, the Fund paid a capital gain distribution of $1.7665 per share and an ordinary income distribution of $0.0114 per share to shareholders of record on December 11, 2025.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Auer Growth Fund and

Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Auer Growth Fund (the “Fund”) as of November 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2025, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2008.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 23, 2026

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2026 will show the tax status of all distributions paid to your account in calendar year 2025. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 5.22% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2025 ordinary income dividends, 4.48% qualifies for the corporate dividends received deduction.

For the fiscal year ended November 30, 2025, the Fund designated $4,160,947 as long-term capital gain distributions.

Additional Information (Unaudited)

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

No matter was submitted to a vote of shareholders during the period covered by the report.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

The Auer Growth Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the renewal of the management agreement with its investment adviser, SBAuer Funds, LLC (“Auer”). In connection with such renewal, the Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances.

At the Trustees’ quarterly meeting held in August 2025, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or Auer (the “Independent Trustees”), approved the renewal of the management agreement between the Trust and Auer for an additional year. The Trustees’ renewal of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i) Nature, Extent, and Quality of Services. The Board discussed the services that Auer provides to the Fund including, but not limited to, providing a continuous investment program, adhering to investment restrictions and portfolio guidelines, complying with the Trust’s policies and procedures, and voting proxies. The Board reviewed the background information of key investment personnel responsible for servicing the Fund, considering their education and financial industry experience. The Board recognized that Auer utilized various pre- and post-trade compliance checklists to ensure compliance with investment restrictions and portfolio guidelines. The Board acknowledged that Auer selected broker-dealers based on several factors including commissions and quality of execution. The Board concluded that Auer continued to provide a high level of service to the Fund and its shareholders.

(ii) Fund Performance. The Trustees next reviewed the Fund’s performance for various periods ended June 30, 2025, noting that the Fund outperformed its peer group and Morningstar category over the one-year, three-year, five-year, and ten-year periods. The Board observed that the Fund outperformed its benchmark, the S&P 500 Index, over the five-year period but underperformed the benchmark across all other periods. The Board also noted the Fund underperformed its peer group and Morningstar category over the since inception period. The Board acknowledged Auer’s explanation that the Fund underperformed its benchmark over the one-year and three-year periods due to the benchmark’s heavy weighting in large-cap growth stocks which generally outperformed the small

Additional Information (Unaudited) (continued)

and micro-cap stocks held by the Fund. The Board also noted that Auer attributed underperformance since inception to the Fund’s launch in 2007, which immediately preceded the global financial crisis and a prolonged period of growth-driven markets, which disadvantaged the Fund’s value orientation and micro-cap strategy. The Board concluded that, based on the stated strategy of Auer, the Fund provided solid performance to its shareholders.

(iii) Fee Rate and Profitability. The Board observed that the Fund’s management fee and net expense ratio were higher than the averages and medians of its Morningstar category and peer group. The Board discussed Auer’s explanation that active management, and the extensive research and labor involved in executing the Fund’s strategy, were the reasons for the higher fees. The Board considered other potential benefits that Auer may receive in connection with its management of the Fund, noting Auer’s representation that it does not enter into soft dollar arrangements on behalf of the Fund. The Board concluded that the management fee charged by Auer was not unreasonable.

The Trustees also considered a profitability analysis prepared by Auer, noting that Auer realized a small profit in terms of actual dollars and percentage of revenue in connection with its relationship with the Fund. The Board also reviewed Auer’s profitability analysis from the prior year and examined whether there were any material differences in expenses year over year. The Board also discussed and considered the financial status of Auer. The Board agreed that Auer’s profits were not unreasonable.

(iv) Economies of Scale. The Board considered whether economies of scale had been realized in connection with the services provided by Auer to the Fund. They noted that based on the Fund’s current asset size, the absence of breakpoints was acceptable at this time. The Board agreed to continue to monitor the Fund’s asset levels and revisit the matter as the Fund continued to grow.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1)	Code of Ethics attached hereto.

(a)(2)	Not applicable

(a)(3)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(4)	Not applicable

(a)(5)	Not applicable

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

By	/s/ Martin R. Dean
Martin R. Dean, Principal Executive Officer

Date	2/2/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Martin R. Dean
Martin R. Dean, Principal Executive Officer

Date	2/2/2026

By	/s/ Zachary P. Richmond
Zachary P. Richmond, Principal Financial Officer

Date	2/2/2026